UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

KALVISTA PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! KALVISTA PHARMACEUTICALS, INC. 2024 Annual Meeting Vote by October 2, 2024 11:59 PM ET KALVISTA PHARMACEUTICALS, INC. 55 CAMBRIDGE PARKWAY CAMBRIDGE, MA 02142 V55979-Z88433 You invested in KALVISTA PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on October 3, 2024. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement, Form of Electronic Proxy Card and 2024 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 19, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* October 3, 2024 9:30 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/KALV2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. The election of two Class III directors to hold office until the earliest of our 2027 annual meeting of stockholders and such individual’s death, resignation or removal and the election and qualification of his or her successor. NOMINEES: 1a. WILLIAM FAIREY For 1b. NANCY STUART For 2. The ratification of the selection, by the audit committee of our Board, of Deloitte & Touche LLP as our independent For registered public accounting firm for the year ending April 30, 2025. 3. Approval, on a non-binding advisory basis, of the compensation paid by us to our named executive officers as disclosed For in the Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each of the directors named in Proposal 1, FOR Proposal 2 and FOR Proposal 3.Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V55980-Z88433